Execution Copy

REGISTRATION RIGHTS AGREEMENT

           REGISTRATION RIGHTS AGREEMENT, dated November 29, 2007 (this "Agreement"), among (a) RAM Energy Resources, Inc., a Delaware corporation (the "Company"), (b) the Designated Holders named on the signature pages hereto and (c) FS Private Investments III LLC, solely in its capacity as the "Holder Representative" appointed pursuant to Section 9.16 hereof. Unless otherwise provided in this Agreement, capitalized terms used herein have the respective meanings given to them in Section 1.1 hereof.

           WHEREAS, each of the Company, Ascent Acquisition Corp., a Delaware corporation ("Merger Sub"), and Ascent Energy Inc., a Delaware corporation ("Ascent"), have entered into an Agreement and Plan of Merger, dated October 16, 2007 (the "Merger Agreement"), pursuant to which Merger Sub will merge with and into Ascent, with Ascent surviving and becoming a wholly owned subsidiary of the Company (the "Merger");

           WHEREAS, at the effective time of the Merger, the Company Preferred Stock (as defined in the Merger Agreement), the Senior Notes (as defined in the Note Holder Payoff and Recapitalization Agreement (as defined in the Merger Agreement)) and the Senior Subordinated Notes (as defined in the Note Holder Payoff and Recapitalization Agreement) beneficially owned by the Designated Holders shall be converted as described in the Merger Agreement (in the case of the Company Preferred Stock) and paid in full as described in the Note Holder Payoff and Recapitalization Agreement (in the case of the Senior Notes and the Senior Subordinated Notes), for cash, shares of Company common stock, par value $0.0001 per share (the "Common Stock"), and Warrants (as defined in the Merger Agreement); and

           WHEREAS, in connection with the Merger, the Company has agreed to grant certain registration rights with respect to the Registrable Securities as set forth in this Agreement.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

           1.1     Definitions. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

                "Accession Agreement" has the meaning set forth in Section 9.5.

                "Affiliate" means with respect to any specified Person, an "affiliate," as defined in Rule 144 under the Securities Act, of such Person.

                "Agreement" means this Agreement as the same may be amended, supplemented or modified in accordance with the terms hereof.

                "Approved Underwriter" means an investment banking firm of national reputation to act as the managing underwriter of an offering under Articles III or IV.

                "Board of Directors" means the Board of Directors of the Company.

                "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or required by law or executive order to close.

                "Charter Documents" means the Certificate of Incorporation and the By-laws of the Company, as amended from time to time.

                "Common Stock" has the meaning set forth in the recitals to this Agreement.

                "Common Shares" means the 18,783,339 shares of Common Stock issued pursuant to the Merger, adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof.

                "Commission" means the United States Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act.

                "Company" has the meaning set forth in the preamble to this Agreement.

                "Company Underwriter" has the meaning set forth in Section 5.1.

                "Demand Registration" has the meaning set forth in Section 4.1.

                "Designated Holders" means (a) Jefferies & Company, Inc., Jefferies High Yield Trading, L.L.C., Chris Kanoff Shared Opportunity Fund IIB, L.L.C., TCW Shared Opportunity Fund III, L.P., ING Furman Selz Investors III L.P., ING Barings U.S. Leveraged Equity Plan LLC, ING Barings Global Leveraged Equity Plan Ltd. and W Capital Partners West LLC, and any fund, investment vehicle or account managed, advised or controlled by any of them or any of their respective Affiliates and (b) any transferee of any of them to whom Registrable Securities have been transferred in accordance with Section 9.5 of this Agreement, other than a transferee to whom Registrable Securities have been transferred pursuant to a Registration Statement under the Securities Act or Rule 144 under the Securities Act (or any successor rule thereto), but in each case solely for so long as such holder or transferee continues to be a holder of Registrable Securities.

                "Effectiveness Period" means the period commencing with the date of this Agreement and ending on the date that there are no longer any Holders of Registrable Securities.

                "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

                "Holder Representative" has the meaning set forth in Section 9.16(a).

                "Holders" means each holder of Registrable Securities, other than a transferee to whom Registrable Securities have been transferred pursuant to a Registration Statement under the Securities Act or Rule 144 under the Securities Act (or any successor rule thereto), but in each case solely for so long as such holder or transferee continues to be a holder of Registrable Securities.

                "Holders' Counsel" means a single counsel that shall be counsel selected by the Designated Holders holding a majority of the Registrable Securities held by all of the Designated Holders (in the case of the Shelf Registration Statement) or the Designated Holders holding a majority of the Registrable Securities held by all of the Designated Holders offering Registrable Securities in any such Demand Registration or Incidental Registration (in the case of a Demand Registration or Incidental Registration).

                "Incidental Registration" has the meaning set forth in Section 5.1.

                "Indemnified Party" has the meaning set forth in Section 7.3.

                "Indemnifying Party" has the meaning set forth in Section 7.3.

                "Initiating Holders" has the meaning set forth in Section 4.1.

                "Inspector" has the meaning set forth in Section 6.1(h).

                "Issuer Free Writing Prospectus" has the meaning set forth in Section 6.1.

                "Knowledge" means the knowledge of any executive officer of the Company.

                "Liability" or "Liabilities" has the meaning set forth in Section 7.1.

                "Merger Effective Date" means the date on which the Merger shall become effective.

                "Maximum Number of Shares (Demand Registration)" has the meaning set forth in Section 4.6.

                "Maximum Number of Shares (Incidental Registration)" has the meaning set forth in Section 5.1.

                "NASD" means the National Association of Securities Dealers, Inc.

                "Person" means any individual, firm, corporation, partnership, limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, limited liability company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

                "Records" has the meaning set forth in Section 6.1(h).

                "Registrable Securities" means, subject to Section 2.2 below, the Common Shares, the Warrant Shares, the Warrants (so long as they are outstanding) and any other securities of the Company or any successor or assign of the Company referred to in clause (iv) of Section 9.1 hereof.

                "Registration Default" has the meaning set forth in Section 3.3(a).

                "Registration Expenses" has the meaning set forth in Section 6.4.

                "Registration Penalties" has the meaning set forth in Section 3.3(a).

                "Registration Statement" means a Registration Statement filed pursuant to the Securities Act.

                "Reimbursable Expenses" means the reasonable documented out-of-pocket costs and expenses incurred by the Company (a) in connection with marketing efforts relating to the sale of Registrable Securities to be registered in a Demand Registration, (b) after the date of notice (which may be written or oral) to the Company by the Initiating Holders holding a majority of the Registrable Securities held by all of the Initiating Holders (or the Approved Underwriter of the Demand Registration on behalf of such Initiating Holders) of their intent to cause the Approved Underwriter and/or the Company to begin marketing efforts to sell the Registrable Securities to be registered in the Demand Registration and (c) prior to the date on which the Initiating Holders holding a majority of the Registrable Securities held by all of the Initiating Holders request the Company to withdraw the Demand Registration pursuant to clause (y) or (z) of Section 4.4 hereof (which request may be made by notice (written or oral) to the Company by such Initiating Holders).

                "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

                "Shelf Registration Period" has the meaning set forth in Section 3.2.

                "Shelf Registration Statement" has the meaning set forth in Section 3.1.

                "2006 Registration Statement" has the meaning set forth in Section 3.1.

                "Valid Business Reason" has the meaning set forth in Section 4.1.

                "Warrants" has the meaning set forth in the recitals to this Agreement.

                "Warrant Shares" means the 6,200,000 shares of Common Stock issuable upon exercise of the Warrants, adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations, other antidilution adjustments as provided in the Warrants and the like occurring after the date hereof.

ARTICLE II

GENERAL; SECURITIES SUBJECT TO THIS AGREEMENT

           2.1     Grant of Rights. The Company hereby grants registration rights to the Holders upon the terms and conditions set forth in this Agreement.

           2.2     Registrable Securities. For the purposes of this Agreement, Registrable Securities will cease to be Registrable Securities, when (i) a Registration Statement covering such Registrable Securities has been declared effective under the Securities Act by the Commission and such Registrable Securities have been disposed of pursuant to such effective Registration Statement or, (ii) in the case of any Holder, the entire amount of the Registrable Securities owned by such Holder may be sold in the open market in a single transaction, in the opinion of counsel reasonably satisfactory to the Company and such Holder, without any limitation as to volume pursuant to Rule 144 (or any successor provisions then in effect) under the Securities Act or any state securities and blue sky laws.

           2.3     Holders of Registrable Securities. A Person is deemed to be a holder of Registrable Securities whenever such Person is the record or beneficial owner of Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company may act upon the basis of the instructions, notice or election received from the record owner of such Registrable Securities.

ARTICLE III

SHELF REGISTRATION STATEMENT

           3.1     Shelf Registration Statement. Promptly, and in any event within ninety (90) days after the Merger Effective Date, the Company shall file with the Commission a shelf registration statement pursuant to Rule 415 of the Securities Act (the "Shelf Registration Statement") on Form S-3 (or any successor form thereto, or, if unavailable, any other form available for use by the Company to register the Registrable Securities), with respect to the resale, from time to time, of all of the Registrable Securities issued or issuable to the Holders, as well as the issuance of the Warrant Shares upon exercise of the Warrants. At the election of the Company, and in its sole discretion, the Warrants and/or the Warrant Shares may be registered either in the Shelf Registration Statement required by this Section 3.1 or as a post-effective amendment to that certain Registration Statement filed with the Commission (File No. 333-113583) (the "2006 Registration Statement").

           3.2     Effective Shelf Registration Statement. The Company shall promptly cause the Shelf Registration Statement to become effective (but in any event not later than one hundred fifty (150) days after the Merger Effective Date), and shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective under the Securities Act, subject to the provisions of Section 6.3, until the later of (i) the date on which no Holder is an Affiliate of the Company or (ii) the first anniversary of the Merger Effective Date (the "Shelf Registration Period"). Notwithstanding the foregoing, the Company shall have the right, in its sole discretion, to keep the Shelf Registration Statement effective for such longer period as it deems appropriate. The Company shall be deemed not to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the Shelf Registration Period (as it may be extended pursuant to the preceding sentence) if it voluntarily takes any action that would result in the Holders of Registrable Securities covered thereby not being able to offer and sell such Registrable Securities pursuant to such effective Shelf Registration Statement during the Shelf Registration Period, unless such action is required by applicable law, provided that, in the event that such action is required, the Shelf Registration Period shall be automatically extended for a number of days equal to the number of days during which such Holders were not so able to offer and sell such Registrable Securities. Following the first anniversary of the Merger Effective Date, the Company's obligations under clause (i) of this Section 3.2 shall only apply if (x) the Shelf Registration Statement is on a Form S-3 or (y) the Company then qualifies to file with the Commission a registration statement on Form S-3 (or any successor form thereto).

           3.3     Registration Default.

                (a)      Cash payments ("Registration Penalties") shall accrue as follows if any of the following events occur (each such event in clauses (i) through (iv) below being herein called a "Registration Default"):

                     (i)     the Shelf Registration Statement required by this Agreement is not filed with the Commission on or prior to ninety (90) days after the Merger Effective Date;

                     (ii)     the Shelf Registration Statement required by this Agreement is not declared effective by the Commission on or prior to one hundred fifty (150) days after the Merger Effective Date;

                     (iii)     if not registered by the Shelf Registration Statement, the Warrants and/or Warrant Shares are not registered under the 2006 Registration Statement, and any post-effective amendment thereto is not effective, within the time periods set forth in (i) and (ii) above; or

                     (iv)     if after the Shelf Registration Statement (or the post-effective amendment to the 2006 Registration Statement, if the Warrants and/or Warrant Shares are registered thereunder) required by this Agreement has been declared effective by the Commission but (A) such Shelf Registration Statement (or the post-effective amendment to the 2006 Registration Statement, if the Warrants and/or Warrant Shares are registered thereunder) thereafter ceases to be effective or (B) the Shelf Registration Statement (or the post-effective amendment to the 2006 Registration Statement, if the Warrants and/or Warrant Shares are registered thereunder) or the related prospectus ceases to be usable in connection with resales of Registrable Securities during the period ending on the first anniversary of the Merger Effective Date (including, without limitation, because of a failure to keep such Shelf Registration Statement (or the post-effective amendment to the 2006 Registration Statement, if the Warrants and/or Warrant Shares are registered thereunder) effective, a failure to disclose such information as is necessary for sales to be made pursuant to such Shelf Registration Statement (or the post-effective amendment to the 2006 Registration Statement, if the Warrants and/or Warrant Shares are registered thereunder) or a failure to register sufficient Registrable Securities).

Each of the foregoing will constitute a Registration Default whatever the reason for any such event and whether it is voluntary or involuntary or is beyond the control of the Company or pursuant to operation of law or as a result of any action or inaction by the Commission.

Registration Penalties shall accrue from and including the date on which any such Registration Default shall occur to but excluding the date on which all such Registration Defaults have been cured, at a rate of $0.0025 per Registrable Security which is the subject of the Registration Default.

A Registration Default referred to in Section 3.3(a)(iv) hereof shall be deemed not to have occurred and be continuing in relation to the Shelf Registration Statement (or the post-effective amendment to the 2006 Registration Statement, if the Warrants and/or Warrant Shares are registered thereunder) or the related prospectus if such Registration Default has occurred solely as a result of the filing of a post-effective amendment to the Shelf Registration Statement (or the post-effective amendment to the 2006 Registration Statement, if the Warrants and/or Warrant Shares are registered thereunder) to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related prospectus; provided, however, that in any case if the Shelf Registration Statement (or the post-effective amendment to the 2006 Registration Statement, if the Warrants and/or Warrant Shares are registered thereunder) or the related prospectus shall not be usable for a continuous period in excess of 30 days, a Registration Default shall be deemed to have occurred effective as of the first day the Shelf Registration Statement (or the post-effective amendment to the 2006 Registration Statement, if the Warrants and/or Warrant Shares are registered thereunder) or the related prospectus shall cease to be usable and the Registration Penalties shall be payable in accordance with the above paragraph from such day that the Registration Default shall be deemed to have occurred until such Registration Default is cured.

                (b)     Any accrued and unpaid amounts of Registration Penalties due pursuant to Section 3.3(a) will be payable on the due date of the Company's next following quarterly or annual report (whichever may first occur) to the Commission pursuant to the Exchange Act. The amount of the Registration Penalties will be determined by multiplying $0.0025 by the number of outstanding Registrable Securities subject to the Registration Default, and further multiplied by a fraction, the numerator of which is the number of days such Registration Default was applicable during such period, and the denominator of which is 90.

           3.4     Expenses. The Company shall pay all Registration Expenses in connection with a Shelf Registration Statement (or the post-effective amendment to the 2006 Registration Statement, if the Warrants and/or Warrant Shares are registered thereunder) , whether or not such Shelf Registration Statement becomes effective.

           3.5     Selection of Underwriters. At the election of a Designated Holder or Designated Holders who individually or collectively (as applicable) hold more than 50% of all Registrable Securities at such time, any distribution of Registrable Securities under the Shelf Registration Statement may be in the form of an underwritten offering. The Designated Holders engaging in any such underwritten offering holding a majority of the Registrable Securities subject to the underwritten offering shall select and obtain an Approved Underwriter; provided, however, that the Approved Underwriter shall, in any case, also be approved by the Company, such approval not to be unreasonably withheld, delayed or conditioned.

ARTICLE IV

DEMAND REGISTRATION

           4.1     Request for Demand Registration. Subject to Section 4.2, at any time and from time to time commencing after the Merger Effective Date, any Designated Holder or Designated Holders who individually or collectively (as applicable) hold more than 50% of all Registrable Securities at such time may request to the Company to register, and the Company shall use its reasonable best efforts to register, under the Securities Act (other than pursuant to a Registration Statement on Form S-4 or S-8 or any successor thereto) (a "Demand Registration"), the number of Registrable Securities stated in such request (any such Designated Holder, an "Initiating Holder"). The Designated Holders will not be entitled to require the Company to effect more than a total of two (2) Demand Registrations; provided, however, that no Demand Registration may be requested after the day that is twenty-four (24) months after the Merger Effective Date.

Notwithstanding anything to the contrary set forth herein, the Company shall have the right to postpone the filing of a Registration Statement and to suspend the use of any such Registration Statement for a reasonable period of time (not exceeding sixty (60) days) if the Company furnishes to the Designated Holders a certificate signed by the Chairman of the Board or the President of the Company stating that the Company has determined in good faith that filing such Registration Statement or the use of such Registration Statement, as the case may be, at such time would materially adversely affect a material financing, acquisition, disposition of assets or stock, merger or other comparable transaction or would require the Company to make public disclosure of information, the public disclosure of which would have a material adverse effect on the Company (a "Valid Business Reason"). The Company shall give written notice of its determination to postpone or suspend the use of a Registration Statement (and the Valid Business Reason for such postponement or suspension) and of the fact that the Valid Business Reason for such postponement or suspension no longer exists, in each case, promptly after the occurrence thereof. Notwithstanding anything to the contrary contained herein, the Company may not postpone or withdraw a filing due to a Valid Business Reason under this Section 4.1 or Section 5.3 more than twice in any twelve (12) month period. In addition, the Company shall not be required to file any Registration Statement pursuant to this Article IV within ninety (90) days after the effective date of any other Registration Statement of the Company if (i) the other Registration Statement was not for the account of the Initiating Holders but the Initiating Holders had the opportunity to include all of the Registrable Securities they requested to include in such registration pursuant to Article V or (ii) the Registration Statement was filed pursuant to this Article IV. Each request for a Demand Registration by the Initiating Holders shall state the amount of the Registrable Securities proposed to be sold and the intended method of disposition thereof.

           4.2     Minimum Number of Registrable Securities. Notwithstanding the provisions of Section 4.1, the Company may elect not to effect a Demand Registration if the amount of the estimated offering price of Registrable Securities stated in the Demand Registration is less than $10.0 million.

           4.3     Incidental or "Piggy-Back" Rights with Respect to a Demand Registration. Each of the Designated Holders (other than the Initiating Holders) may offer its or his Registrable Securities under any Demand Registration pursuant to this Section 4.3. Within five (5) Business Days after the receipt of a request for a Demand Registration from an Initiating Holder, the Company shall (i) give written notice thereof to all of the Designated Holders (other than the Initiating Holders) and (ii) subject to Section 4.6, include in such registration all of the Registrable Securities held by such Designated Holders from whom the Company has received a written request for inclusion therein within ten (10) Business Days of the giving by the Company of the written notice referred to in clause (i) above. Each such request by such Designated Holders shall specify the number of Registrable Securities proposed to be registered. The failure of any such Designated Holder to respond within such 10-Business Day period referred to in clause (ii) above shall be deemed to be a waiver of such Designated Holder's rights under this Article IV with respect to such Demand Registration. Any such Designated Holder may waive its rights under this Article IV prior to the expiration of such 10-Business Day period by giving written notice to the Company, with a copy to the Initiating Holders.

           4.4     Effective Demand Registration. The Company shall use its reasonable best efforts to cause any such Demand Registration to become and remain effective not later than seventy-five (75) days after it receives a request under Section 4.1 hereof. A registration shall not constitute a Demand Registration until it has become effective and remains continuously effective for the lesser of, subject to the provisions of Section 6.3, (i) the period during which all Registrable Securities registered in the Demand Registration are sold or otherwise disposed of (but not before the Warrants so registered shall have been exercised or shall have expired) and (ii) one hundred eighty (180) days; provided, however, that a registration shall not constitute a Demand Registration if (w) after such Demand Registration has become effective, such registration or the related offer, sale or distribution of Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Initiating Holders and such interference is not eliminated within thirty (30) days after such interference first occurs, (x) the conditions specified in the underwriting agreement, if any, entered into in connection with such Demand Registration are not satisfied or waived, other than by reason of a failure by the Initiating Holders, (y) such Demand Registration does not become effective within the seventy-five (75) day period referred to in the first sentence of this Section 4.4 and the Initiating Holders holding a majority of the Registrable Securities held by all of the Initiating Holders request the Company to withdraw such Demand Registration, or (z) the Initiating Holders holding a majority of the Registrable Securities held by all of the Initiating Holders request the Company to withdraw such Demand Registration prior to the effectiveness of such Demand Registration for marketing reasons or because of a material adverse change in the business, financial condition or prospects of the Company; provided, however, that a Demand Registration that is requested to be withdrawn under clause (y) or clause (z) above shall constitute a Demand Registration if the Designated Holders shall not have paid to the Company the Reimbursable Expenses within sixty (60) days after receipt by the Holder Representative of a certificate of an executive officer of the Company specifying in reasonable detail such Reimbursable Expenses, together with reasonable documentation to support such Reimbursable Expenses.

           4.5     Expenses. Subject to Section 4.4, the Company shall pay all Registration Expenses in connection with a Demand Registration, whether or not such Demand Registration becomes effective.

           4.6     Underwriting Procedures. If the Initiating Holders holding a majority of the Registrable Securities held by all of the Initiating Holders so elect, the Company shall use its reasonable best efforts to cause such Demand Registration to be, subject to Section 4.7, in the form of a firm commitment underwritten offering and the managing underwriter or underwriters selected for such offering shall be the Approved Underwriter selected in accordance with Section 4.7. In connection with any Demand Registration under this Article IV involving an underwritten offering, none of the Registrable Securities held by any Designated Holder making a request for inclusion of such Registrable Securities pursuant to Section 4.3 hereof shall be included in such underwritten offering unless such Designated Holder accepts the terms of the offering as agreed upon by the Company (subject to Section 6.1(g)), the Initiating Holders and the Approved Underwriter, and then only in such quantity as will not, in the opinion of the Approved Underwriter, jeopardize the success of such offering by the Initiating Holders. If the Approved Underwriter advises the Company and the Holders of the Registrable Securities to be registered in writing that in its opinion the number of Registrable Securities proposed to be sold in any registration under this Article IV and any other securities of the Company requested or proposed to be included in such registration exceeds the number (the "Maximum Number of Shares (Demand Registration)") that can be sold in such registration without (A) creating a substantial risk that the proceeds or price per share that will be derived from such registration will be materially reduced or that the number of Registrable Securities to be registered is too large a number to be reasonably sold, or (B) materially and adversely affecting such registration in any other respect, then the Company will include in such registration (x) first, such number of Registrable Securities of the Initiating Holders and any Designated Holder participating in the offering pursuant to this Article IV, which Registrable Securities shall be allocated among such Initiating Holders and Designated Holders as they may agree or, failing such agreement, pro rata among them based on the number of Registrable Securities requested to be included in such offering by each such Initiating Holder and Designated Holder regardless of the number of Registrable Securities actually held by such Initiating Holder and such Designated Holder, (y) second, to the extent that the Maximum Number of Shares (Demand Registration) has not been reached under the foregoing clause (x), the shares of Common Stock or other securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares (Demand Registration), and (z) third, to the extent that the Maximum Number of Shares (Demand Registration) has not been reached under the foregoing clauses (x) and (y), the shares of Common Stock, if any, as to which registration has been requested pursuant to written contractual piggy-back registration rights of security holders. Notwithstanding the foregoing, no employee of the Company or any subsidiary thereof will be entitled to participate in any such registration to the extent the Approved Underwriter determines in good faith that the participation of such employee in such registration would materially adversely affect the marketability or offering price of the Registrable Securities subject to such registration.

           4.7     Selection of Underwriters. If any Demand Registration of Registrable Securities is in the form of an underwritten offering, the Initiating Holders holding a majority of the Registrable Securities held by all of the Initiating Holders shall select and obtain an Approved Underwriter; provided, however, that the Approved Underwriter shall, in any case, also be approved by the Company, such approval not to be unreasonably withheld, delayed or conditioned.

ARTICLE V

INCIDENTAL OR "PIGGY-BACK" REGISTRATION

           5.1     Request for Incidental Registration. At any time commencing after the date hereof, but prior to the day that is twenty-four (24) months after the Merger Effective Date, if the Company proposes to file a Registration Statement with respect to an offering by the Company for its own account (other than a Registration Statement on Form S-4 or S-8 or any successor thereto) or for the account of any stockholder of the Company other than any Designated Holders, then the Company shall give written notice of such proposed filing to each of the Designated Holders at least twenty (20) days before the anticipated filing date, and such notice shall describe the proposed registration and distribution and offer such Designated Holders the opportunity to register the number of Registrable Securities as each such Designated Holder may request (an "Incidental Registration"). The Company, subject to the remaining provisions of this Section 5.1, shall use its reasonable best efforts (within twenty (20) days of the notice by the Designated Holders provided for below in this sentence) to cause the managing underwriter or underwriters in the case of a proposed underwritten offering (the "Company Underwriter") to permit each of the Designated Holders that have requested the Company in writing within ten (10) Business Days of the giving of the notice by the Company to participate in the Incidental Registration to include its, his or her Registrable Securities in such offering on the same terms and conditions as the securities of the Company or such other stockholder, as the case may be, included therein. In connection with any Incidental Registration under this Section 5.1 involving an underwritten offering, the Company shall not be required to include any Registrable Securities in such underwritten offering unless the Designated Holders thereof accept the terms of the underwritten offering as agreed upon between the Company, such other stockholders, if any, and the Company Underwriter. If the Company Underwriter advises the Company and the Designated Holders in writing that in its opinion the number of Registrable Securities proposed to be sold in any registration under this Article V and any other securities of the Company requested or proposed to be included in such registration exceeds the number (the "Maximum Number of Shares (Incidental Registration)") that can be sold in such registration without (A) creating a substantial risk that the proceeds or price per share that will be derived from such registration will be materially reduced or that the number of Registrable Securities to be registered is too large a number to be reasonably sold, or (B) materially and adversely affecting such registration in any other respect, then the Company shall be required to include in such Incidental Registration: (i) if the Incidental Registration is an underwritten registration on behalf of the Company, (x) first, all of the securities to be offered for the account of the Company, that can be sold without exceeding the Maximum Number of Shares (Incidental Registration) and (y) second, to the extent that the Maximum Number of Shares (Incidental Registration) has not been reached under the foregoing clause (x), the shares of Common Stock and other securities of the Company, if any, including the Registrable Securities, as to which registration has been requested pursuant to written contractual piggy-back registration rights of security holders (pro rata in accordance with the number of shares of Common Stock or other securities (determined on an as-converted to Common Stock basis) which each requesting Person has actually requested to be included in such Incidental Registration, regardless of the number of shares of Common Stock or other securities with respect to which such Person has the right to request such inclusion that can be sold without exceeding the Maximum Number of Shares (Incidental Registration), or (ii) if the Incidental Registration does not include an underwritten registration on behalf of the Company, but does include an underwritten registration demanded by any Person (other than a Designated Holder) that has the right to demand such registration pursuant to any contractual right granted by the Company, (I) first, the shares of Common Stock or other securities of the Company for the account of the demanding Person(s) that can be sold without exceeding the Maximum Number of Shares (Incidental Registration), (II) second, to the extent that the Maximum Number of Shares (Incidental Registration) has not been reached under the foregoing clause (I), the shares of Common Stock or other securities of the Company that the Company desires to sell that can be sold without exceeding the Maximum Number of Shares (Incidental Registration), and (III) third, to the extent that the Maximum Number of Shares (Incidental Registration) has not been reached under the foregoing clauses (I) and (II), the shares of Common Stock and other securities of the Company, if any, including the Registrable Securities, as to which registration has been requested pursuant to written contractual piggy-back registration rights of security holders (pro rata in accordance with the number of shares of Common Stock or other securities (determined on an as-converted to Common Stock basis) which each requesting Person has actually requested to be included in such Incidental Registration, regardless of the number of shares of Common Stock or other securities with respect to which such Person has the right to request such inclusion) that can be sold without exceeding the Maximum Number of Shares (Incidental Registration).

           5.2     Right to Terminate Registration. The Company shall have the right to terminate or withdraw any registration initiated by it under Section 5.1 prior to the effectiveness of such registration whether or not any Designated Holder has elected to include Registrable Securities in such registration.

           5.3     Expenses. The Company shall bear all Registration Expenses in connection with any Incidental Registration pursuant to this Article V, whether or not such Incidental Registration becomes effective.

ARTICLE VI

REGISTRATION PROCEDURES

           6.1     Obligations of the Company. Whenever registration of Registrable Securities has been requested pursuant to Article III, Article IV or Article V of this Agreement, the Company shall use its reasonable best efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof as quickly as practicable, and in connection with any such request, the Company shall, as expeditiously as possible:

                (a)     prepare and file with the Commission a Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of such Registrable Securities in accordance with the intended method of distribution thereof, and use all reasonable best efforts to cause such Registration Statement to become effective; provided, however, that (x) before filing a Registration Statement or prospectus or any amendments or supplements thereto, the Company shall provide Holders' Counsel with an adequate and appropriate opportunity to review and comment on such Registration Statement and each prospectus included therein (and each amendment or supplement thereto) to be filed with the Commission, subject to such documents being under the Company's control, and (y) the Company shall notify the Holders' Counsel and each seller of Registrable Securities of any stop order issued or threatened by the Commission and use all reasonable efforts to prevent the entry of such stop order or to remove it if entered; provided that, in the case of this Section 6.1(a) and Section 6.1(b) below, the Company will not file any Registration Statement or amendment or supplement thereto to which the Holders' Counsel has reasonably objected in writing on the grounds that such proposed filing does not comply in all material respects with the requirements of the Securities Act.

                (b)     prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be reasonably necessary to keep such Registration Statement effective for the period specified in such Article, or if not so specified, the lesser of (x)  one hundred eighty (180) days and (y) such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold (but not before the Warrants covered thereby shall have been exercised or shall have expired) and shall comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement;

                (c)     furnish to each seller of Registrable Securities, prior to filing a Registration Statement, at least one copy of such Registration Statement as is proposed to be filed, and thereafter such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such Registration Statement (including each preliminary prospectus) and any prospectus filed under Rule 424 under the Securities Act as each such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                (d)     register or qualify such Registrable Securities under such other securities or "blue sky" laws of such jurisdictions as any seller of Registrable Securities may reasonably request, and continue such registration or qualification in effect in such jurisdiction for as long as permissible pursuant to the laws of such jurisdiction, or for as long as any such seller reasonably requests or until all of such Registrable Securities are sold (but not before the Warrants included in such Registrable Securities shall have been exercised or shall have expired), whichever is shortest, and do any and all other acts and things which may be reasonably necessary or advisable to enable any such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided, however, that the Company shall not be required to (x) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 6.1(d), (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction;

                (e)     notify each seller of Registrable Securities (and, in the case of clauses (iii), (iv) and (v) below, the Approved Underwriter, if any, and the Holders' Counsel): (i) when a prospectus, any prospectus supplement, a Registration Statement or a post-effective amendment to a Registration Statement has been filed with the Commission, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation or threatening of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceedings for such purpose; (v) of the existence of any fact or happening of any event of which the Company has Knowledge which makes any statement of a material fact in such Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue or which would require the making of any changes in the Registration Statement or prospectus in order that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of such prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (vi) determination by counsel of the Company that a post-effective amendment to a Registration Statement is advisable;

                (f)     upon the occurrence of any event contemplated by Section 6.1(e)(v), as promptly as practicable, prepare a supplement or amendment to such Registration Statement or related prospectus and furnish to each seller of Registrable Securities a reasonable number of copies of such supplement to or amendment of such Registration Statement or prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of such prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                (g)     enter into and perform customary agreements (including an underwriting agreement in customary form with the Approved Underwriter or Company Underwriter, if any, selected as provided in Articles III, IV or V, as the case may be) and take such other actions as are prudent and reasonably required in order to expedite or facilitate the disposition of such Registrable Securities, including causing its officers to participate in no more than a total of two (2) "road shows" related to underwritten offerings pursuant to Article III (but only if such an underwritten offering is commenced prior to the first anniversary of the Merger Effective Date) or Article IV and other information meetings organized by the Approved Underwriter or Company Underwriter, if applicable;

                (h)     make available at reasonable times for inspection by any seller of Registrable Securities, any managing underwriter participating in any disposition of such Registrable Securities pursuant to a Registration Statement, Holders' Counsel and any attorney, accountant or other agent retained by any such seller or any managing underwriter (each, an "Inspector" and collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's and its subsidiaries' officers, directors and employees, and the independent public accountants of the Company, to supply all information reasonably requested by any such Inspector in connection with such Registration Statement. Notwithstanding the foregoing, Records and other information that the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors or used for any purpose other than as necessary or appropriate for the purpose of such inspection (and the Inspectors shall confirm their agreement in writing in advance to the Company if the Company shall so request) unless (x) the disclosure of such Records is necessary, in the Company's reasonable judgment, to avoid or correct a misstatement or omission in the Registration Statement, (y) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction after exhaustion of all appeals therefrom or (z) the information in such Records was known to the Inspectors on a non-confidential basis prior to its disclosure by the Company or has been made generally available to the public. Each seller of Registrable Securities agrees that it shall, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

                (i)     if such sale is pursuant to an underwritten offering, obtain "comfort" letters dated the effective date of the Registration Statement and the date of the closing under the underwriting agreement from the Company's independent public accountants in customary form and covering such matters of the type customarily covered by "comfort" letters as Holders' Counsel or the managing underwriter reasonably requests;

                (j)     furnish, at the request of any seller of Registrable Securities on the date such securities are delivered to the underwriters for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the Registration Statement with respect to such securities becomes effective, an opinion and negative assurance letter, each dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the seller making such request, covering such legal matters with respect to the registration in respect of which such opinion and letter is being given as the underwriters, if any, and such seller may reasonably request and are customarily included in such opinions and letters;

                (k)     comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as reasonably practicable but no later than fifteen (15) months after the effective date of the Registration Statement, an earnings statement covering a period of twelve (12) months beginning after the effective date of the Registration Statement, in a manner which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

                (l)     cause all such Registrable Securities to be listed on the Nasdaq Stock Market and such other securities exchange or automated quotation system on which similar securities issued by the Company are then listed or traded; provided, that the applicable listing requirements are satisfied;

                (m)     keep Holders' Counsel advised in writing as to the initiation and progress of any registration under Article III, Article IV or Article V hereunder; provided, that the Company shall provide Holders' Counsel with all correspondence with the Commission in connection with any Registration Statement filed hereunder to the extent that such Registration Statement has not been declared effective on or prior to the date required hereunder;

                (n)     provide reasonable cooperation to each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD;

                (o)     furnish to each seller of Registrable Securities and the Approved Underwriter, if any, without charge, at least one manually-signed copy of the Registration Statement and any post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those deemed to be incorporated by reference);

                (p)     cooperate with the sellers of Registrable Securities and the Approved Underwriter, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement prior to any sale of Registrable Securities to the underwriters or, if not an underwritten offering, in accordance with the instructions of the seller of Registrable Securities at least three Business Days prior to any sale of Registrable Securities; and

                (q)     take all other steps reasonably necessary to effect the registration of the Registrable Securities contemplated hereby.

The Company agrees not to file or make any amendment to any Registration Statement with respect to any Registrable Securities, or any amendment of or supplement to the prospectus used in connection therewith, that refers to any Holder covered thereby by name, or otherwise identifies such Holder as the holder of any securities of the Company, without the consent of such Holder, such consent not to be unreasonably withheld, unless and to the extent such disclosure is required by law. If any Registration Statement or comparable statement under "blue sky" laws refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require the insertion therein of language, in form and substance satisfactory to such Holder and the Company, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company.

The Company represents and agrees that, unless it obtains the prior consent of the Designated Holders of a majority of the Registrable Securities included by them in a Registration Statement, it will not make any offer relating to Registrable Securities that would constitute a "free writing prospectus" as defined in Rule 433 under the Securities Act (an "Issuer Free Writing Prospectus"), or that would otherwise constitute a "free writing prospectus," as defined in Rule 405 under the Securities Act, required to be filed with the Commission. The Company may require a comparable agreement from each Holder as a condition to permitting such Holder to include Registrable Securities in such Registration Statement. The Company represents that any Issuer Free Writing Prospectus will not include any information that conflicts with the information contained in the Registration Statement or prospectus and that any Issuer Free Writing Prospectus, when taken together with the information in the Registration Statement and the prospectus, will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

           6.2     Seller Information. The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish, and such seller shall furnish, to the Company such information regarding the distribution of such securities as the Company may from time to time reasonably request in writing. The furnishing of such information shall be a condition to the inclusion of the seller's shares in such registration.

           6.3     Notice to Discontinue. Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 6.1(e)(v), such Holder shall forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 6.1(f) and, if so directed by the Company, such Holder shall deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities which is current at the time of receipt of such notice. If the Company shall give any such notice, the Company shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement (including, without limitation, the period referred to in Section 6.1(b)) by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6.1(e)(v) to and including the date when sellers of such Registrable Securities under such Registration Statement shall have received the copies of the supplemented or amended prospectus contemplated by, and meeting the requirements of, Section 6.1(f).

           6.4     Registration Expenses. Subject to Section 4.4, the Company shall pay all expenses arising from or incident to its performance of, or compliance with, this Agreement, including, without limitation, (i) Commission, Nasdaq Stock Market and other stock exchange and automated quotation system and NASD registration and filing fees, (ii) all fees and expenses incurred in complying with securities or "blue sky" laws (including reasonable fees, charges and disbursements of counsel to any underwriter incurred in connection with "blue sky" qualifications of the Registrable Securities as may be set forth in any underwriting agreement), (iii) all printing (including printing certificates and printing of prospectuses), messenger, delivery and telephone expenses, (iv) the fees, charges and expenses of counsel to the Company and of its independent public accountants and any other accounting fees, charges and expenses incurred by the Company (including, without limitation, any expenses arising from any "cold comfort" letters or any special audits incident to or required by any registration or qualification) and any reasonable legal fees, charges and expenses of Holders' Counsel, (v) all application and filing fees in connection with listing on a national securities exchange or automated quotation system pursuant to the requirements hereof, (vi) all internal expenses of the Company (including without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any person, including special experts, retained by the Company and (vii) the fees and disbursements of underwriters (excluding discounts and commissions). All of the expenses described in the preceding sentence of this Section 6.4 are referred to herein as "Registration Expenses." The Holders of Registrable Securities sold pursuant to a Registration Statement shall bear the expense of any broker's commission or underwriter's discount or commission relating to registration and sale of such Holders' Registrable Securities and, subject to clause (iv) above, shall bear the fees and expenses of their own counsel.

ARTICLE VII

INDEMNIFICATION; CONTRIBUTION

           7.1     Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder, its general or limited partners, members, shareholders, managers, directors, officers, Affiliates and each Person who controls (within the meaning of Section 15 of the Securities Act) any of the foregoing from and against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation) (each, a "Liability" and collectively, "Liabilities"), (i) arising out of or based upon any untrue, or allegedly untrue, statement of a material fact contained in any Registration Statement, prospectus or preliminary, final or summary prospectus, Issuer Free Writing Prospectus, or notification or application (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or a document incorporated by reference into any of the foregoing, (ii) arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which such statements were made, except insofar as such Liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission contained in such Registration Statement, preliminary prospectus, final prospectus, Issuer Free Writing Prospectus, notification or application or incorporated document in reliance and in conformity with information concerning such Holder furnished in writing to the Company by such Holder specifically for use therein; provided, however, that the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Person from whom the Person asserting such losses, claims, damages, liabilities, expenses and judgments purchased securities if such untrue statement or omission or alleged untrue statement or omission made in such preliminary prospectus is eliminated or remedied in the prospectus and a copy of the prospectus shall not have been furnished to such Person in a timely manner due to the action or inaction of such Indemnified Person, whether as a result of negligence or otherwise, or (iii) any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities laws applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and the Company will pay and reimburse such Holder and each such other Indemnified Party (as defined below) for any legal or any other reasonable expenses actually and reasonably incurred by them in connection with investigating, defending or settling any such loss, claim, liability, action or proceeding. The Company shall also provide customary indemnities to any underwriters of the Registrable Securities, their officers, directors and employees and each Person who controls such underwriters (within the meaning of Section 15 of the Securities Act) to the same extent as provided above with respect to the indemnification of the Holders.

           7.2     Indemnification by Holders. In connection with any Registration Statement in which a Holder is participating pursuant to Article III, Article IV or Article V hereof, each such Holder shall promptly furnish to the Company in writing such information with respect to such Holder as the Company may reasonably request or as may be required by law for use in connection with any such Registration Statement or prospectus and all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading or necessary to cause such Registration Statement or prospectus not to omit a material fact with respect to such Holder necessary in order to make the statements therein not misleading. Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, officers, Affiliates, any underwriter retained by the Company and each Person who controls the Company or such underwriter (within the meaning of Section 15 of the Securities Act) to the same extent as the foregoing indemnity from the Company to the Holders, but only if such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information with respect to such Holder furnished in writing to the Company by such Holder specifically for use in such Registration Statement or preliminary, final or summary prospectus or amendment or supplement, or a document incorporated by reference into any of the foregoing; provided, however, that the total amount to be indemnified by such Holder pursuant to this Section 7.2 shall be limited to the net proceeds (after deducting the underwriters' discounts and commissions) received by such Holder from the sale of Registrable Securities in the offering to which the Registration Statement or prospectus relates.

           7.3     Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder (the "Indemnified Party") agrees to give prompt written notice to the indemnifying party (the "Indemnifying Party") after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, however, that the failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party of any Liability that it may have to the Indemnified Party hereunder (except to the extent that the Indemnifying Party is materially prejudiced or otherwise forfeits substantive rights or defenses by reason of such failure). If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with counsel reasonably satisfactory to the Indemnified Party or (iii) the named parties to any such action (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and the Indemnified Party has been advised by such counsel that either (x) representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct or (y) there may be one or more legal defenses available to the Indemnified Party which are different from or additional to those available to the Indemnifying Party. In any of such cases, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all Indemnified Parties. No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. No Indemnifying Party shall, without the consent of such Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which such Indemnified Party is a party and indemnity has been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability for claims that are the subject matter of such proceeding.

           7.4     Contribution.

                (a)     If the indemnification provided for in this Article VII from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any Liabilities referred to herein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Liabilities in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions which resulted in such Liabilities, as well as any other relevant equitable considerations. The relative faults of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 7.1 and 7.2, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding; provided, that the total amount to be contributed by a Holder shall be limited to the net proceeds (after deducting the underwriters' discounts and commissions and less the aggregate amount which such Holder has otherwise been required to pay in respect of such Liabilities) received by such Holder from the sale of Registrable Securities in the offering.

                (b)     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in Section 7.4(a). No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

ARTICLE VIII

COVENANTS

           8.1     Rule 144. The Company shall use its best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Registrable Securities, make publicly available other information so long as necessary to permit sales of their securities pursuant to Rule 144 under the Securities Act, as such rule may be amended from time to time. The Company covenants that it will take such further action as any Holder of Registrable Securities may reasonably request (including providing any information necessary to comply with Rule 144 under the Securities Act), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such rule may be amended from time to time, or any similar rules or regulations hereafter adopted by the Commission. The Company will provide a copy of this Agreement to prospective purchasers of Registrable Securities identified to the Company by the Holders upon request. Upon the request of any Holder of Registrable Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 8.1 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

ARTICLE IX

MISCELLANEOUS

           9.1     Recapitalizations, Exchanges, etc. The provisions of this Agreement shall apply to the full extent set forth herein with respect to (i) the Common Shares, (ii) the Warrants, (iii) the Warrant Shares, and (iv) any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, the Common Shares, the Warrants or the Warrant Shares. The Company shall cause any successor or assign (whether by merger, consolidation, sale of assets or otherwise) to enter into a new registration rights agreement with the Designated Holders on terms substantially the same as this Agreement as a condition of any such transaction.

           9.2     No Inconsistent Agreements. Except as set forth on Schedule 9.2, the Company represents and warrants that it has not granted to any Person the right to request or require the Company to register any securities issued by the Company, other than the rights granted to the Holders herein.

           9.3     Remedies. The Holders, in addition to being entitled to exercise all rights granted under this Agreement or by law, including recovery of damages, shall be entitled to specific performance of their rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive in any action for specific performance the defense that a remedy at law would be adequate.

           9.4     Notices. All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally or by facsimile transmission or mailed (first class postage prepaid) to the parties at the following addresses or facsimile numbers:

If to the Holder Representative:

FS Private Investments III LLC
c/o Jefferies Capital Partners
520 Madison Avenue
New York, NY 10022
Facsimile: (212) 284-1717
Attn: Stuart B. Katz

with a copy to:

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038
Facsimile: (212) 806-5864
Attn: Melvin Epstein, Esq.

and to:

Vinson & Elkins L.L.P.
2500 First City Tower
1001 Fannin
Houston, TX 77002-6760
Facsimile: (713) 615-5871
Attn: Caroline B. Blitzer, Esq.

If to the Designated Holders:

as specified on the signature page hereto

with a copy to:

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038
Facsimile: (212) 806-5864
Attn: Melvin Epstein, Esq.

and to:

Vinson & Elkins L.L.P.
2500 First City Tower
1001 Fannin
Houston, TX 77002-6760
Facsimile: (713) 615-5871
Attn: Caroline B. Blitzer, Esq.

If to the Company, to:

RAM Energy Resources, Inc.
5100 E. Skelly Drive, Suite 650
Tulsa, Oklahoma 74195
Facsimile No.: (918) 663-9540
Attn: Larry E. Lee

with a copy to:

McAfee & Taft
10th Floor, Two Leadership Square
211 North Robinson
Oklahoma City, OK 73102-7103
Facsimile No.: (405) 235-0439
Attn: David J. Ketelsleger

           All such notices, requests and other communications will (i) if delivered personally to the address as provided in this Section, be deemed given upon delivery, (ii) if delivered by facsimile transmission to the facsimile number as provided in this Section, be deemed given upon receipt, and (iii) if delivered by mail in the manner described above to the address as provided in this Section, be deemed given upon receipt (in each case regardless of whether such notice, request or other communication is received by any other person to whom a copy of such notice, request or other communication is to be delivered pursuant to this Section). Any party from time to time may change its address, facsimile number or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

           Anything to the contrary notwithstanding, any notice or other communication required to be given by the Company to any Designated Holder pursuant to Section 4.3 or Section 5.1 hereof may be given to the Holder Representative (in the manner set forth in this Section 9.4) in lieu of giving such notice or other communication to such Designated Holder, and delivery of any such notice or other communication to the Holder Representative shall be deemed to be effective delivery thereof to the applicable Designated Holder; provided, however, that for purposes of the ten (10) Business Day period referred to in Sections 4.3 and 5.1 hereof, such notice or other communication shall be deemed given based on the time and manner of delivery thereof provided by the Holder Representative to such Designated Holder, which shall be no later than fifteen (15) Business Days after the giving by the Company of the written notice referred to in Section 4.3 or Section 5.1 to the Holder Representative.

           9.5     Successors and Assigns; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto as hereinafter provided. Subject to the provisions of Section 9.16 hereof, the rights of the Designated Holders contained in this Agreement shall be automatically transferred to any transferee to whom a Designated Holder has transferred its Registrable Securities, provided, that such transferee agrees to become a party to this Agreement and be fully bound by, and subject to, all of the terms and conditions of this Agreement as though an original party hereto pursuant to a written agreement to such effect (an "Accession Agreement"). Each Accession Agreement executed by a transferee of Registrable Securities of a Designated Holder shall set forth the address and facsimile number for such transferee for purposes of delivery of all notices, requests and other communications to be delivered hereunder to such transferee. Each Accession Agreement shall be delivered by the transferee of Registrable Securities of a Designated Holder to the Holder Representative concurrently with the consummation of the transfer of such Registrable Securities. All of the obligations of the Company hereunder shall survive any such transfer. Each Holder shall be a third party beneficiary to the agreements made hereunder between the Company, on the one hand, and the Designated Holders, on the other hand, and shall have the right to enforce such agreements directly to the extent that it deems such enforcement necessary or advisable to protect its rights or the rights of the Holders hereunder. Except for the Holders or as provided in Article VII, no Person other than the parties hereto and their successors and permitted assigns are intended to be a beneficiary of this Agreement.

           9.6     Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless consented to in writing by (i) the Company and (ii) the Designated Holders holding a majority of the Registrable Securities held by all of the Designated Holders; provided, that if any such amendment, modification, supplement, waiver, consent or departure would adversely affect the rights, preferences or privileges of any Designated Holder disproportionately with respect to the rights, preferences and privileges of the other Designated Holders, such Designated Holder's consent in writing shall be required.

           9.7     Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. The parties hereto confirm that any facsimile copy of another party's executed counterpart of this Agreement (or its signature page thereof) will be deemed to be an executed original thereof.

           9.8     Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

           9.9     Governing Law and Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to a contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof. By its execution and delivery of this Agreement, each of the parties hereto hereby irrevocably and unconditionally agrees for itself that any legal action, suit or proceeding against it with respect to any matter under or arising out of or in connection with this Agreement or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, may be brought in a United States District Court in Delaware.

           9.10     Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

           9.11     Rules of Construction. Unless the context otherwise requires, references to sections or subsections refer to sections or subsections of this Agreement.

           9.12     Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto with respect to the subject matter contained herein. There are no restrictions, promises, representations, warranties or undertakings with respect to the subject matter contained herein, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties with respect to such subject matter.

           9.13     Further Assurances. Each of the parties shall execute such documents and perform such further acts (including, without limitation, obtaining any consents, exemptions, authorizations or other actions by, or giving any notices to, or making any filings with, any governmental authority or any other Person) as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

           9.14     Other Agreements. Nothing contained in this Agreement shall be deemed to be a waiver of, or release from, any obligations any party hereto may have under, or any restrictions on the transfer of Registrable Securities or other securities of the Company imposed by, any other agreement including, but not limited to, the Charter Documents and the Merger Agreement.

           9.15     Termination. This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Effectiveness Period (as it may be extended in accordance with this Agreement), except for liabilities or obligations under Section 6.4, Article VII or Section 9.16, all of which shall remain in effect in accordance with their terms.

           9.16     Holder Representative.

                (a)     Each Designated Holder hereby irrevocably appoints FS Private Investments III LLC as its representative and agent (together with any successor appointed pursuant to the terms hereof, the "Holder Representative") to receive all notices and other communications to be given by the Company to such Designated Holder pursuant to Section 4.3 or Section 5.1 hereof. In the event that the Holder Representative receives any notice or other communication referred to in the immediately preceding sentence, the Holder Representative shall give notice thereof to the applicable Designated Holder as soon as reasonably practicable after such receipt. Anything in this Section 9.16 or elsewhere in this Agreement to the contrary notwithstanding, the Holder Representative shall not have any duty or responsibility except those expressly set forth in the immediately two preceding sentences of this Section 9.16(a), nor shall the Holder Representative have or be deemed to have any fiduciary relationship with any Designated Holder or the Company, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Holder Representative.

                (b)     In connection with the discharge of its duties as set forth in Section 9.16(a), the Holder Representative shall be entitled to rely on the notice information for any Designated Holder that is set forth on such Designated Holder's signature page hereto or that is contained in an Accession Agreement delivered to the Holder Representative pursuant to Section 9.5 hereof (as applicable), or any other notice information for such Designated Holder provided to the Holder Representative in compliance with Section 9.4 hereof. The Holder Representative shall not be under any obligation to ascertain or inquire as to the accuracy of any such notice information or the power or authority of any Person providing the Holder Representative with any such notice information, and may rely conclusively upon and shall be fully protected in acting upon such information.

                (c)     Neither the Holder Representative nor any of its officers, directors, employees, agents or affiliates shall be liable to any Designated Holder or the Company for any loss, damage, liability or expense that any Designated Holder or the Company may suffer or incur in any way relating to or arising out of the duties or responsibilities of the Holder Representative hereunder, or the performance or non-performance thereof, except to the extent that any such loss, damage, liability or expense results from the applicable Person's gross negligence, willful misconduct or bad faith, as determined by a non-appealable decision by a court of competent jurisdiction.

                (d)     Each of the Designated Holders agrees to indemnify and hold harmless the Holder Representative and its officers, directors, employees, agents and affiliates, pro rata (based on each such Designated Holder's ownership percentage of the Registrable Securities as of the time indemnification is demanded), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever (including reasonable attorneys' fees) which may at any time be imposed on, incurred by or asserted against the Holder Representative or any of its officers, directors, employees, agents or affiliates in any way relating to or arising out of the duties or responsibilities of the Holder Representative hereunder, or the performance or non-performance thereof, except to the extent that any thereof result from the applicable Person's gross negligence, willful misconduct or bad faith, as determined by a non-appealable decision by a court of competent jurisdiction.

                (e)     The Holder Representative may be replaced at any time for any reason with a successor selected by the Designated Holders holding a majority of the Registrable Securities held by all of the Designated Holders as of such time. Any successor Holder Representative so selected shall become the Holder Representative hereunder by signing a counterpart signature page to this Agreement. In addition, the Holder Representative may resign from its position as Holder Representative at any time by giving notice of such resignation to the Company and the Designated Holders. Upon any such notice of resignation of the Holder Representative, the Designated Holders holding a majority of the Registrable Securities held by all of the Designated Holders shall appoint a successor Holder Representative. Any resignation of a Holder Representative shall take effect upon the acceptance by a successor Holder Representative appointed as hereinabove provided. After a Holder Representative has been replaced or resigned, the provisions of this Section 9.16 shall continue to inure to its benefit as to any matters relating to the time it was the Holder Representative under this Agreement.

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          IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Registration Rights Agreement on the date first written above.

HOLDER REPRESENTATIVE: FS PRIVATE INVESTMENTS III LLC By: Name: Stuart B. Katz Title: Managing Director

          IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Registration Rights Agreement on the date first written above.

DESIGNATED HOLDERS:

JEFFERIES & COMPANY, INC.

By:
       Name:
       Title:

Address for Notice:

Jefferies & Company, Inc.
The Metro Center
One Station Place, Three North
Stamford, CT 06902
Facsimile: (203) 708-5820
Attn: Robert J. Welch

JEFFERIES HIGH YIELD TRADING, L.L.C.

By:
       Name:
       Title:

Address for Notice:

Jefferies High Yield Trading, L.L.C.

The Metro Center
One Station Place, Three North
Stamford, CT 06902
Facsimile: (203) 708-5820
Attn: Robert J. Welch

          IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Registration Rights Agreement on the date first written above.

DESIGNATED HOLDERS: Chris Kanoff Address for Notice: Chris Kanoff c/o Jefferies & Company, Inc. The Metro Center One Station Place, Three North Stamford, CT 06902 Facsimile: (310) 575-5209

          IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Registration Rights Agreement on the date first written above.

DESIGNATED HOLDERS: SHARED OPPORTUNITY FUND IIB, L.L.C.

By TCW Asset Management Company, as its Investment Advisor

By:
       Name:
       Title:

Address for Notice:

Shared Opportunity Fund IIB, L.L.C.

c/o Trust Company of the West
11100 Santa Monica Blvd.
Suite 2000
Los Angeles, CA 90025
Facsimile: (310) 235-5965
Attn: Andrew Park

          IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Registration Rights Agreement on the date first written above.

DESIGNATED HOLDERS: TCW SHARED OPPORTUNITY FUND III, L.P.

By: TCW Asset Management Company, as its Investment Advisor

By:
       Name:
       Title:

Address for Notice:

TCW Shared Opportunity Fund III, L.P.
c/o Trust Company of the West
11100 Santa Monica Blvd.
Suite 2000
Los Angeles, CA 90025
Facsimile: (310) 235-5965
Attn: Andrew Park

          IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Registration Rights Agreement on the date first written above.

DESIGNATED HOLDERS: ING FURMAN SELZ INVESTORS III L.P.

By: FS Private Investments III LLC, Manager

By:
       Name:
       Title:

Address for Notice:

ING Furman Selz Investors III L.P.
c/o FS Private Investments III LLC
520 Madison Avenue - 12th Floor
New York, NY 10022
Facsimile: (212) 284-1717
Attn: James Luikart

          IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Registration Rights Agreement on the date first written above.

DESIGNATED HOLDERS:

ING BARINGS U.S. LEVERAGED EQUITY PLAN LLC

     By:  FS Private Investments III LLC, Manager

By:
       Name:
       Title:

Address for Notice:

ING Barings U.S. Leveraged Equity Plan LLC
c/o FS Private Investments III LLC
520 Madison Avenue - 12th Floor
New York, NY 10022
Facsimile: (212) 284-1717
Attn: James Luikart

          IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Registration Rights Agreement on the date first written above.

DESIGNATED HOLDERS:

ING BARINGS GLOBAL LEVERAGED EQUITY PLAN LTD.

     By:  FS Private Investments III LLC, Manager

By:
       Name:
       Title:

Address for Notice:

ING Barings Global Leveraged Equity Plan Ltd.
c/o FS Private Investments III LLC
520 Madison Avenue - 12th Floor
New York, NY 10022
Facsimile: (212) 284-1717
Attn: James Luikart

          IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Registration Rights Agreement on the date first written above.

DESIGNATED HOLDERS:

W CAPITAL PARTNERS WEST LLC

By:
       Name:
       Title:

Address for Notice:

W Capital Partners West LLC
One East 52nd Street
New York, New York 10022
Facsimile: (212) 561-5241
Attn: Stephen Wertheimer

          IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this Registration Rights Agreement on the date first written above.

RAM ENERGY RESOURCES, INC. By: Name: Larry E. Lee Title: President and CEO

SCHEDULE 9.2

1.	Registration Rights Agreement dated as of May 8, 2006 providing registration rights to certain of the former stockholders of RAM Energy, Inc.

2.	Registration Rights Agreement dated April 27, 2004, as amended as of May 8, 2006, providing registration rights to certain of the former stockholders of Tremisis Energy Acquisition Corporation (now RAM Energy Resources, Inc.).

3.	Unit Purchase Options dated February 7, 2007, by and between RAM Energy Resources, Inc. and the Holders of options to purchase 275,000 Units (consisting of one share of RAM common stock and two warrants), executed in substitution for Unit Purchase Options dated May 12, 2004, between Tremisis Energy Acquisition Corporation and the same Holders.